                                                                    Exhibit 10.1

                               CROWN CRAFTS, INC.
                         KEY EMPLOYEE RETENTION PAYMENT
                                 TRUST AGREEMENT

This Trust Agreement (hereinafter this "Agreement") is entered as of this 14th day of November, 2000 by and between Crown Crafts, Inc., a Georgia corporation (hereinafter the "Grantor"), and Branch Banking & Trust Co. (hereinafter the "Trustee").

WHEREAS the Grantor has experienced significant operating losses, reduced liquidity, and a steep decline in the value of its equity securities;

WHEREAS, the Grantor has embarked upon a recovery plan to reduce debt and restore the Grantor to profitability;

WHEREAS, in connection with its recovery plan the Grantor has entered into an agreement to sell certain of its businesses and assets to Aladdin Manufacturing Corporation (hereinafter "Aladdin") and in connection therewith has agreed to render to Aladdin certain services during a transition period after the sale (the "Aladdin Transaction");

WHEREAS these events are likely to cause increased levels of work and responsibility for employees of the Grantor while simultaneously reducing their long-term employment security, professional and financial growth opportunities, general morale;

WHEREAS, the Grantor is aware that its employees have other employment opportunities and, due to the foregoing circumstances, may resign their employment, thereby undermining the Grantor's ability to perform its obligations, execute its recovery plan, and reorganize its business operations (the "Reorganization Plan");

WHEREAS, the Grantor has identified certain key employees of the Grantor and its wholly-owned subsidiaries whose continued employment and effective performance is especially critical to the performance of the Reorganization Plan (hereinafter "Key Employees"); and

WHEREAS, the Grantor has determined that it is necessary and in the best interests of the Grantor to agree to pay certain bonus compensation to the Key Employees in order to induce them to continue in their employment and to assist the Grantor in carrying out the Reorganization Plan, subject to and conditioned upon the continued service of the Key Employees and the Grantor's performance of certain goals that comprise the Reorganization Plan;

NOW, THEREFORE, the parties hereto do hereby establish the Trust and agree that the Trust shall be comprised, held, administered, and distributed as follows:

                                    SECTION 1
                             ESTABLISHMENT OF TRUST

         (a) INITIAL DEPOSIT. The Grantor hereby delivers and conveys to the Trustee an initial deposit of $100 (hereinafter the "Initial Deposit"), which shall become the principal of the Trust to be held in trust, administered, and distributed by the Trustee as provided in this Agreement.

         (b) IRREVOCABILITY. The Trust hereby established shall be irrevocable. All contributions to the Trust by the Grantor shall be irrevocable, and the Grantor retains no reversionary, beneficial, legal, equitable, or other interest in the property of the Trust.

         (c) TRUST ASSETS. The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Grantor and shall be used exclusively for the benefit of the Key Employees as Beneficiaries of this Trust, in accordance with and subject to the terms of this Trust.

                                    SECTION 2
                            ADDITIONAL CONTRIBUTIONS

         The Grantor shall make the following additional contributions of cash to the Trust (hereinafter "Additional Contributions"), which the Trustee shall hold in trust, administer, and distribute as provided in this Agreement:

         (a) ALADDIN CLOSING. At or in connection with the closing of the Aladdin Transaction, the Grantor shall contribute to the Trust all of the sums listed on Schedule 1 hereto.

         (b) DISCRETIONARY. The Grantor may, in its discretion, from time to time make other Additional Contributions to the Trust for the benefit of some or all of the same Key Employees or additional Key Employees (each, a "Beneficiary" and collectively, the "Beneficiaries"), payments to whom may be subject to the same, additional, or different conditions.

                                    SECTION 3
                     SEPARATE ACCOUNTS FOR EACH BENEFICIARY

         The Trustee shall establish and maintain a separate account (hereinafter "Account") for each Beneficiary listed in Schedule 1 and for any additional Beneficiaries of any other Additional Contributions. Each Additional Contribution shall be applied to the separate Accounts of such Beneficiaries in the amounts specified in Schedule 1 and in instructions accompanying any other Additional Contributions.

                                    SECTION 4
                      APPLICATION OF INCOME AND FORFEITURES

         (a) INCOME. Interest, dividends, and other income shall be allocated to the Accounts of each Beneficiary in proportion to the respective values thereof.

         (b) FORFEITURES. In the event that any Beneficiary becomes ineligible, as determined by the Trustee in accordance with Section 8 hereof, to receive any payments from the Trust, such Accounts shall be forfeited and allocated among remaining Accounts as follows:

         (i) If a forfeited Account is that of Michael H. Bernstein, E. Randall Chestnut, Rudolph J. Schmatz, or Carl A. Texter (hereinafter the "Senior Executive Beneficiaries"), it shall be allocated among the other Senior Executive Beneficiaries' Accounts in proportion to the relative values of their respective Accounts. If there are no other Senior Executive Beneficiaries having Account balances, then any forfeited Accounts shall be allocated among the Accounts of all other Beneficiaries in proportion to the relative values of their respective Accounts.

         (ii) If a forfeited Account is that of a Beneficiary other than a Senior Executive Beneficiary, it shall be allocated among the Accounts of all other Beneficiaries who are not Senior Executive Beneficiaries in proportion to relative values of their respective Accounts. If there are no other Beneficiaries having Account balances who are not Senior Executive Beneficiaries, then any forfeited Accounts shall be allocated among the Accounts of all Senior Executive Beneficiaries in proportion to the relative values of their respective Accounts.

         (iii) If all remaining Accounts have been forfeited, they shall be allocated among and distributed to Beneficiaries who have already received payments in proportion to such payments.

         (c) RECONCILIATION OF ACCOUNTS. Periodically, but not less often than quarterly, the Trustee shall apply all income and expenses currently to all Accounts and render an accounting to the Grantor. As of the date of any required payment to any Beneficiary, the Trustee shall determine whether any Accounts have been forfeited, shall reallocate the balances of forfeited Accounts, and shall otherwise bring all Accounts current.

         (d) ACCRUALS AND CHARGES AFTER PAYMENT DUE DATE. No income or forfeiture allocation shall accrue and no expenses shall be charged to a payment between a payment due date and the period, not to exceed two weeks, necessary to calculate withholdings and issue checks. However, in the event payments are delayed for other reasons, such as a need to resolve a dispute about a Beneficiary's entitlement to a payment, allocations shall continue.

                                    SECTION 5
                   PAYMENT AND ALLOCATION OF FEES AND EXPENSES

         (a) TRUSTEE'S FEES. The Trustee shall be entitled to an annual fee of 100 basis points for the first $2,000,000 of funds in the Trust and 40 basis points for all additional funds in the Trust. The Trustee shall be entitled to charge to the Trust as an additional fee $20 for each check issued to a Beneficiary. Such fees shall be charged to the Trust quarterly in arrears and shall compensate the Trustee for all services and expenses necessary to perform its duties hereunder accept as set forth in Paragraph 5(b) below.

         (b) EXTRAORDINARY EXPENSES. In the event, that the Trustee determines that there are substantial questions about its duties as Trustee and/or the entitlement of a Beneficiary or any other person to property of the Trust and the Grantor has not at its own expense made available to the Trustee legal counsel reasonably satisfactory to the Trustee, then the Trustee may engage outside legal counsel to advise and represent it and the fees and expenses of such counsel shall be additional expenses of administration that may be charged to the Trust.

         (c) PRIORITY OF CHARGES. All fees and expenses and expenses authorized by this Section 5 shall be allocated among and charged pro rata to the various Accounts as follows:

         (i) First, to the Initial Deposit made pursuant to Section 1(a) hereof;

         (ii) Second, to all forfeited Accounts not previously reallocated to other Accounts;

         (iii) Third, to all Accounts to the extent of additions thereto from previous allocations of forfeited Accounts;

         (iv) Fourth, to interest, dividend and other income to be applied, or previously applied, to the Accounts of Beneficiaries who are not Senior Executive Beneficiaries;

         (v) Fifth, to interest, dividend and other income available to be applied, or previously applied, to the Accounts of Senior Executive Beneficiaries;

         (vi) Sixth, to principal in the Accounts of Senior Executive Beneficiaries; and

         (vii)    Seventh, to principal of all other Accounts.

                                    SECTION 6
                            PAYMENTS TO BENEFICIARIES

         The Trustee shall promptly pay each Beneficiary as the dates and/or other events specified for payment in Schedule 1, provided the Beneficiary has met all conditions precedent to eligibility as specified in Schedule 1 and determined in accordance with Section 8.

                                    SECTION 7
                              TAXES AND TAX FILINGS

         (a) WITHHOLDING TAXES. The Grantor represents that all payments to Beneficiaries of this Trust are to be treated as bonuses payable to employees and as such are subject to various federal, state, and local withholding taxes. Calculation, deduction, payment of such taxes and filing of returns and reports with respect thereto shall be as follows.

         (i) As soon as the Trustee can determine the amount of gross payment to be made to a Beneficiary on or as of any date, it shall send a report thereof to the Grantor's payroll service provider, currently ADP, or another payroll service provider selected by the Trustee (the "Payroll Service Provider");

         (ii) The Trustee shall direct the Payroll Service Provider to compute for each such payment the amounts of all required deductions and withholdings and to report the amounts thereof to the Trustee and to the Grantor;

         (iii) Based on the report of the Payroll Service Provider, the Trustee shall distribute the net payments to the Beneficiaries and shall transfer to the Payroll Service Provider all withheld taxes and other funds with instructions for the Payroll Service Provider to pay over such funds to the tax authorities or other persons entitled thereto along with all required returns and reports;

         (iv) The Trustee shall simultaneously provide a report of such transactions to the Grantor so that it may timely pay and report on the employer's shares of all such payments; and

         (v) The Trustee shall request that the Payroll Service Provider provide to the Trustee and the Grantor confirmation that it has properly deposited all such funds and filed all such reports and returns.

         (b) ALTERNATE PROCEDURE. In the event the Trustee determines there is a substantial risk that the Payroll Service Provider will not timely and accurately performed its duties under Paragraph 7(a), the Trustee shall promptly implement alternative procedures to achieve the legally proper results.

         (c) OTHER TAXES. The Trustee shall prepare and file all income, property and other tax returns for the Trust and shall pay over to the tax collection authorities all taxes imposed on the Trust. Such payments are expenses of the Trust to be allocated among Accounts as provided in this Agreement.

                                    SECTION 8
           DETERMINING BENEFICIARIES' ELIGIBILITY TO RECEIVE PAYMENTS

         (a) PROOF OF ELIGIBILITY. On or before each due date for a payment to a Beneficiary, the Trustee shall ascertain, from information provided by the Grantor or other sources deemed reliable by the Trustee, the names of each Beneficiary and the original principal amounts due each Beneficiary ("Payment Information"). Adjustments for allocation of income, expenses of administration, and forfeited Accounts shall be made by the Trustee. In the event that the Trustee is not able to obtain the required Payment Information from the Grantor, the Trustee shall send a notice to each Beneficiary who may be entitled to a payment, inviting such Beneficiary to submit evidence (such as a paycheck stub showing that he/she is still employed by the Grantor or Aladdin or an affiliate of either, as the case may be) and a statement signed by such Beneficiary under penalty of perjury that all facts represented by him/her are true and that he/she is entitled to a payment at that time.

         (b) PROOF OF INELIGIBILITY. In the event that a Beneficiary's right to receive payments has terminated, the Trustee shall obtain evidence thereof from the Grantor or other sources deemed reliable by the Trustee, identifying any such Beneficiary whose rights have terminated, the facts causing such termination, and the last known addresses and telephone numbers of such Beneficiary. The Trustee shall forward to the Beneficiary the Grantor's certificate or relevant portion thereof by certified mail return receipt requested or by a courier that provides a proof of delivery and shall advise the Beneficiary that the Trustee will accept the certificate as true and act accordingly unless the Beneficiary communicates his/her disagreement in writing and submits contrary evidence under penalty of perjury.

         (c) GRANTOR'S CERTIFICATES. Any certificate by the Grantor pursuant to this Section 8 shall be executed under penalty of perjury by any two individuals shown by a certificate of incumbency executed by the Secretary or an Assistant Secretary of the Grantor to be Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or a Vice President of the Grantor.

                                    SECTION 9
                                   INVESTMENTS

         The Grantor hereby directs the Trustee to hold all assets of the Trust, and any earnings thereon, in a stable value fund of the Trustee's choosing, to minimize any fluctuation in principal value of the Trust's assets. The assets of the Trust shall be invested as a single pooled investment fund, with the separate Accounts for each

Beneficiary being commingled for investment purposes. The Trustee is specifically authorized to utilize its own proprietary mutual funds to invest the Trust's assets.

                                   SECTION 10
                          RESPONSIBILITY OF THE TRUSTEE

         (a) STANDARD OF CARE. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken in reliance upon sworn statements by the Grantor or Beneficiaries as provided in this Agreement unless such sworn statements are clearly contradictory, and provided, further, that the Trustee shall not be liable to any person for any acts or omissions of itself or any of its agents except acts or omissions that constitute gross negligence, willful misconduct or bad faith.

         (b) INDEMNIFICATION. The Grantor hereby agrees to indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Trust; provided, however, that the Grantor shall not be liable for any fees or expenses of attorneys or other professionals incurred in investigating or defending any such claim unless prior to incurring such costs the Trustee shall have given the Grantor written notice of the pendency of such claim.

         (c) COUNSEL. The Trustee may consult with legal counsel (who may also be counsel for the Grantor) with respect to any of its duties or obligations hereunder and may charge the costs thereof to the Trust to the extent provided in Paragraph 5(b) above.

         (c) AGENTS. The Trustee may, at its own expense, hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

         (d) TRUSTEE POWERS. The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein.

         (e) INTERPLEADER. The Trustee shall have the right to institute an interpleader action for any payments to Beneficiaries or other disbursements regarding which, in the Trustee's sole discretion, there are conflicting claims.

                                   SECTION 11
                   RESIGNATION AND REPLACEMENT OF THE TRUSTEE

         (a) RESIGNATION. The Trustee may resign at any time by written notice to the Grantor and Beneficiaries, which notice shall provide that it will be effective on a certain date, which shall be not less than 60 days nor more than 90 days after the date of the notice.

         (b) APPOINTMENT OF SUCCESSOR. If the Trustee resigns, a successor Trustee may be appointed in writing by Beneficiaries representing more than one-half of the aggregate Account values on the date the successor is appointed. The appointment shall be effective when accepted in writing by the successor Trustee. If no successor Trustee has been appointed by the end of the notice period specified in the Trustee's notice of resignation, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

         (c) TRANSFER OF ASSETS. Upon resignation of the Trustee and appointment of a successor Trustee, all assets, books, and records shall be transferred to the successor Trustee. A successor Trustee shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

         (d) SUCCESSOR'S LIMITED LIABILITY. The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets in accordance with this Agreement. The successor Trustee shall not be responsible for, and the Grantor shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

                                   SECTION 12
                            AMENDMENT OR TERMINATION

         (a) AMENDMENT. This Agreement may be amended by a written instrument executed by the Trustee and the Grantor to facilitate the administration, but no such amendment may (i) make the Trust revocable, (ii) confer on the Grantor any right under any circumstances to receive or direct distribution of any part of the Trust property, or (iii) increase or decrease the amount of any payment to any Beneficiary or to change any condition precedent to, or timing of, any such payment.

         (b) NO TERMINATION. The Trust shall not terminate until all of its property has been properly distributed in accordance with the terms of this Agreement except that it may be terminated by the unanimous written consent of
(i) all Beneficiaries whose accounts have not been forfeited, (ii) the Grantor, and (iii) all of the Grantor's creditors that have perfected security interests in any of the Grantor's assets.

                                   SECTION 13
                                  MISCELLANEOUS

         (a) SURVIVAL. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) NO ASSIGNMENT. Payments due to Beneficiaries under this Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) APPLICABLE LAW. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         (d) HEADINGS. The headings are solely for convenience and shall not be relied upon in construing any provisions hereof.

         (e) COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in counterparts any one of which shall be adequate to prove the Agreement. Neither this Agreement nor any document transmitted in the course of administration of this Trust shall be deemed invalid or insufficient because an executed document or signature page was delivered by facsimile.

         (f) NOTICES AND REPORTS. Any notice or report required or permitted by this Agreement shall be deemed given when it has been sent properly addressed as provided below by any means that provides a confirmation of delivery and the date thereof and receipt has been documented in the regular manner of the delivery means used. Such authorized means include, if they meet the criteria in the preceding sentence, U.S. Postal Service certified mail with return receipt, facsimile, courier, and email. Notices shall be addressed as follows:

         If to the Grantor:

                  Crown Crafts, Inc.
                  1600 RiverEdge Parkway, Suite 200
                  Atlanta, GA 30328
                  Attn: Chief Financial Officer
                  Facsimile: 770-644-6233

         If to the Trustee:

                  Geoff Gilley
                  Vice President, Trust
                  Branch Banking & Trust Co.

                  301 College Street, 2nd Floor
                  Greenville, SC 29601
                  Facsimile: 864-242-9507

         If to a Beneficiary:

                  The last known home address of the Beneficiary, with a copy to his/her last known business address.

                  The Grantor shall give notice to the Trustee of any changes in the addresses or other contact information for Beneficiaries.

Any of the above persons may change the address to which notices shall be directed to it/him/her by giving all other such persons notice of such change in accordance with this Paragraph 13(f).

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized agents as of the day and year first written above.

GRANTOR:                                    TRUSTEE:

CROWN CRAFTS, INC.                          BRANCH BANKING & TRUST CO.



By                                       By
  ----------------------------------       -------------------------------
  Carl A. Texter, Vice President           -------------------------------
  and Chief Financial Officer                      Its
                                                      -------------------------

SCHEDULE 1                                                              FRACTION OF BENEFICIARY'S ACCOUNT              CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                    INITIAL                             TO BE PAID ON PAYMENT DATE (1) (2)            PRECEDENT TO
-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY NAME                 CONTRIBUTION        1/1/2001       3/31/2001         7/1/2001         10/1/2001      ENTITLEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Appleyard, Peter J                  $90,000            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Backstrom, Mark Scott                $8,025            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Bajc, Stephen                       $33,341            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Bamrick, Richard J                   $5,678            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Beducian, John S                    $18,664            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Bell, Teri Y                        $32,445            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Benefiel, Marlee McBride            $18,500            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Bernstein, Michael H               $240,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Blair, Jeffrey Alan                $127,500            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Brandwein, Marcia                   $23,395            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Bruno, Joseph W                     $17,344            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Card, Mark Lynell                    $6,075            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Chestnut, E. Randall               $225,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Cochran, Dennis G                   $84,375            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Coleman, Elmo C                      $8,438            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
DeBari, Thomas J                    $27,316            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Dunne, Debra L                       $8,250            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Dusel, Henry F                      $54,375            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Dye, Charles E                      $25,594            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Enholm, Robert A                    $27,797            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Evans, William Lewis                $22,500            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Faucher, Lisa                        $7,088            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Freeman, Gary L                      $5,110            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Freeman, Nanci                      $31,980            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Galloway, Sally J                   $14,063            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Gillenwaters, Sylvia L              $15,005            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Giordano, Glen                      $22,688            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Goldberg, Leslie Joan               $18,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Greenwood, Russell L                $12,797            none            none             none              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Groce, Jerry W                      $30,000            none            none             none              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Guyer, Stephen                       $6,427            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Haggerty, Gerald E                  $25,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Hamilton, Robert                    $13,892            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Harman, David H                     $82,500            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Henry, Walter L                      $7,425            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Jackson, Bobby Dennis               $54,075            none            none             none              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Jacobs, Jeffrey                     $56,250            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Jacques, Julie                      $15,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Jennings, Andre R                   $34,024            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Kolavennu, Saikiran                  $7,594            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Krum, Paul C                        $49,200            none            100%             none              none             3
-----------------------------------------------------------------------------------------------------------------------------------
Lagasse, Jeffrey L                   $7,324            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Ledbetter, Johnny R                 $17,325            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Lee, Alice Lin                      $19,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Long, Donnie R                      $12,188            none            none             none              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Lusk, Teena S                       $13,519            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Marchese, Jacqueline                $17,200            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Mattiford, Richard                   $8,909            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
McEntyre, Leisa J                   $13,125            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Mcinnis, Louisa L                   $12,500            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Miller, D Rex                       $21,656            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Miller, Geoffrey Lee                 $5,882            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Miller, Stuart M                    $17,438            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Mote, Gary Don                      $32,445            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Mumpower, William A                 $15,034            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Murphy, Valerie Yvette              $13,125            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Nelson, Cynthia D                   $21,000            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Newcombe, Pamela Alison             $25,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Robboy, Robin M                     $26,250            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Rodriguez, Salvador                 $17,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Samson, Amy Vidrine                 $10,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Sanchez, Alfred E                   $16,941            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Sanford, Angela S                   $21,000            none            100%             none              none             3
-----------------------------------------------------------------------------------------------------------------------------------
Schmatz, Rudolph J                 $157,500            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Schmitt, Paul E                     $35,438            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Smith, Kistin Rowe                  $21,563            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Smith, William R                    $20,000            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Stanley, Patrick Lee                $33,750            none            none             none              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Stavros, Diana L                    $18,750            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Talbot, Janet                       $10,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Tenezaph, Jack                      $23,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Texter, Carl A                     $150,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Thomas, Martha Jane                 $11,250            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Turner, J Terry                     $40,556            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Undercoffer, Gregory                $35,175            none            none              67%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Waddell, Roger D                     $5,265            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Wade, Sidney William                 $9,360            none            100%             none              none             4
-----------------------------------------------------------------------------------------------------------------------------------
Walton, Darlene K                    $9,000            33%             50%              100%              none             3
-----------------------------------------------------------------------------------------------------------------------------------
Wasdin, Bonnie B                    $21,340            none            100%             none              none             3
-----------------------------------------------------------------------------------------------------------------------------------
Welch, Harriott H                   $33,250            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
Zaffos, Steven J                    $30,000            none            none              50%              100%             3
-----------------------------------------------------------------------------------------------------------------------------------
total                            $2,641,782
-----------------------------------------------------------------------------------------------------------------------------------

                               NOTES TO SCHEDULE 1

1 If a Beneficiary employed by Crown Crafts, Inc., Mohawk Industries, Aladdin Manufacturing Corporation or one of their respective affiliated companies has his/her employment involuntarily terminated by such company, all Payment Dates for such Beneficiary are accelerated to the date of employment termination.

2        With respect only to Michael H. Bernstein, E. Randall Chestnut, Rudolph
         J. Schmatz, and Carl A. Texter (hereinafter the "Senior Executives"), all Payment Dates for a Beneficiary who has died or become permanently disabled are accelerated to the date of such death or disability. In the event that the maturity of any debt of the Grantor to The Prudential Insurance Company of America, Bank of America, N.A., or Wachovia Bank, N.A. pursuant to secured loan documentation in effect on November 14, 2000 is accelerated, all Payment Dates for Senior Executives are accelerated to the earlier of the notice of acceleration or the accelerated maturity date.

3 The Beneficiary shall not have voluntarily terminated his/her employment by Crown Crafts, Inc. or one of its affiliated companies prior to the payment due date.

4 The Beneficiary shall not have voluntarily terminated his/her employment by Mohawk Industries, Aladdin Manufacturing Corporation or one of their respective affiliated companies prior to the payment due date.